UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21080

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Convertible Opportunities and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court
Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2019

DATE OF REPORTING PERIOD: November 1, 2018 through October 31, 2019

ITEM 1. REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

Convertible Opportunities and Income Fund (CHI)

Annual REPORT October 31, 2019

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Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

TABLE OF CONTENTS

Letter to Shareholders1

The Calamos Closed-End Funds:
An Overview5

Investment Team Discussion6

Schedule of Investments10

Statement of Assets and Liabilities21

Statement of Operations22

Statements of Changes in Net Assets23

Statements of Cash Flows24

Notes to Financial Statements25

Financial Highlights33

Report of Independent Registered
Public Accounting Firm34

Trustee Approval of
Management Agreement35

Tax Information37

Trustees and Officers38

About Closed-End Funds40

Managed Distribution Policy41

Automatic Dividend Reinvestment Plan41

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund adopted a managed distribution policy on January 1, 2018.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your annual report for the 12-month period ended October 31, 2019. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Fund.

Distribution

During the period, the Fund provided a monthly distribution of $0.0800 per share. We believe the Fund’s current annualized distribution rate, which was 9.00%* on a market price basis as of October 31, 2019, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a managed distribution policy, whereby we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes.

Market Review

Global stock, convertible security and fixed income markets posted solid gains during the annual reporting period.1 These advances were earned against a backdrop of volatility, sharp selloffs, and shifts in market leadership. Throughout the period, market sentiment fluctuated due to political uncertainties, concerns about the global economy and trade, and fears about the direction of monetary policy.

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 10/31/19 distribution was $0.0800 per share. Based on our current estimates, we anticipate that approximately $0.0145 is paid from ordinary income or capital gains and that approximately $0.0655 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Market conditions were particularly inhospitable during the final months of 2018, as investors grew increasingly anxious that the Federal Reserve would raise short-term rates too quickly, potentially upending the U.S. economic expansion and slowing global growth. However, these concerns gave way to better sentiment as Federal Reserve comments soothed worries about additional short-term rate increases. As 2019 began, investors were in an upbeat frame of mind, encouraged not only by a dovish Fed, but also by earnings announcements, economic stimulus in China, a contained U.S. dollar, and hopes for a resolution to the U.S.-China trade dispute. Markets came under increased pressure again in May, but recovered in June as the Federal Reserve validated market expectations of renewed monetary accommodation.

During the third quarter of 2019, investor confidence faltered once again. Stocks struggled and bond yields fell as the Fed cut rates and market participants focused on political uncertainty, sluggish global economic data, and trade policy tensions. Volatility continued as the reporting period came to a close, with investors grappling with weaker-than-expected U.S. manufacturing data, softer U.S. retail sales and geopolitical challenges.

Outlook

We believe the global economy can expand further, although the pace is likely to be subdued. Political uncertainties, the trade dispute, and recessionary conditions in industrial sectors create headwinds, but there are also tailwinds, such as accommodative monetary policy, low inflation, resilient U.S. consumption, and economic stimulus in China. We believe the probability of a near-term U.S. recession is low. While we are attentive to weakness in the U.S. manufacturing sector and the yield curve, the positives are more compelling: Unemployment is low, consumer balance sheets are healthy, and business-friendly fiscal policies such as deregulation continue to contribute to healthy earnings.

These conditions can set the stage for continued upside in the markets. Nevertheless, volatility will remain elevated through this phase of the cycle. Markets are likely to experience additional selloffs due to any number of headlines relating to a slowing global growth outlook, evolving central bank policies and an increasingly contentious political climate in the U.S.

Letter to Shareholders

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   3

In this environment, we are taking a highly selective, risk-managed approach, paying close attention to company fundamentals and valuations, as well as macroeconomic conditions and secular themes. As we have throughout the years, we look through short-term market noise as we seek to capitalize on long-term opportunities in the markets.

Thoughts on Asset Allocation and the Search for Income

Market volatility and uncertainties can cause investors to worry about their portfolios, but it’s important to stay focused on your long-term goals. Investors who have a short-term mindset and shift their asset allocations in response to daily headlines may end up capturing the downside in the markets and missing the upside. The dangers of “timing” strategies may be especially pronounced in the sideways markets that we expect. A far better approach is to work with your financial advisor to establish—and maintain—an asset allocation that is appropriately diversified to reflect your long-term goals and risk tolerance.

A global environment of low interest rates and equity market volatility has created challenges for investors seeking income and capital appreciation. We believe that the Fund’s innovative approach is well suited to help address these challenges. By opportunistically blending asset classes, we believe the fund is better positioned to help address investors’ search for current income. Because the Fund utilizes asset classes and strategies that are less exposed to the interest rate risk associated with traditional bonds, we believe it can provide compelling diversification benefits as well. (For more on our enhanced fixed income and total return closed-end funds, please see “The Calamos Closed-End Funds: An Overview” on page 5 of this report.)

Since we launched our first closed-end fund in 2002, we have expanded our closed-end fund lineup selectively. This tradition has continued with the launch of Calamos Long/Short Equity & Dynamic Income Trust (NASDAQ: CPZ) in November 2019. CPZ is the first U.S.-based listed closed-end fund that seeks to provide risk-managed equity exposure primarily through a time-tested long/short equity strategy. This innovative approach is complemented by a long-running multi-asset income strategy that aims to deliver competitive distributions through different market environments. We are excited to offer clients this seventh addition to our closed-end funds lineup, and we invite you to learn more about CPZ and all of our closed-end funds by visiting our website, www.calamos.com.

Letter to Shareholders

4   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Conclusion

As always, thank you for your continued trust in Calamos Investments. We are honored you have chosen us to help you pursue your financial objectives and we look forward to serving you in the years to come.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider the fund’s investment objectives, risks, charges and expenses. Please see the prospectus and summary prospectus containing this and other information which can be obtained by calling 1-800-582-6959. Read it carefully before investing. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice.

Diversification and asset allocation do not guarantee a profit or protection against a loss.

1The MSCI All Country World Index is a measure of global stock market performance, which returned 13.22% for the 12-month period ending October 31, 2019. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the 12-month period, the index returned 14.33%.

The ICE BofAML All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 12.39% for the 12-month period. The Thomson Reuters Global Convertible Bond Index is designed to broadly represent the global convertible bond market. The index returned 9.44% for the 12-month period.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. For the 12-month period ending October 31, 2019, the index returned 11.51%. The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer.

The index returned 8.38% for the 12-month period. The Bloomberg Barclays U.S. Government/Credit 1-3 Years Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. The index returned 4.89% for the 12-month period.

Duration is a measure of interest rate sensitivity.

Source: Lipper, Inc and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Fund is actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

The Calamos Closed-End Funds: An Overview

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   5

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund

(Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund

(Ticker: CHW)

Invests in global fixed income securities, alternative investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund

(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

Calamos Long/Short Equity & Dynamic Income Trust (Ticker: CPZ)

Invests in a globally diversified long/short portfolio
of equity securities as well as globally diversified income-producing securities

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

Investment Team Discussion

6   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

TOTAL RETURN* AS OF 10/31/19

Common Shares – Inception 6/26/02
	6 Months	1 Year	Since Inception**
On Market Price	4.63%	18.29%	8.89%
On NAV	2.13%	11.75%	9.17%

* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	25.5%
Health Care	16.7
Consumer Discretionary	12.5
Communication Services	11.4
Financials	9.1
Industrials	7.1
Energy	6.1
Utilities	4.3
Real Estate	2.0
Consumer Staples	1.6
Materials	1.1
Airlines	0.0

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CONVERTIBLE OPPORTUNITIES AND
INCOME FUND (CHI)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed income offering that seeks total return through a combination of capital appreciation and current income. It provides an alternative to funds investing exclusively in investment-grade fixed-income instruments, and seeks to be less sensitive to interest rates. Like all Calamos closed-end funds, the Fund seeks to provide a steady stream of distributions paid out monthly and invests in multiple asset classes.

We invest in a diversified portfolio of convertible securities and high yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that the Fund is well positioned to generate capital gains and income. We believe the broader range of security types also provides increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. During the one year period ended October 31, 2019, the Fund maintained a high proportional exposure to convertible assets. We believe such exposure, which constituted over half the portfolio at the end of the period, positions us well to participate in the equity markets in a risk-managed manner in 2020.

We seek companies with respectable balance sheets, reliable debt servicing and good prospects for sustainable growth. While we invest primarily in securities of U.S. issuers, we favor companies that are actively participating in markets with geographically diversified revenue streams and global-scale business strategies.

How did the Fund perform over the reporting period?

The Fund returned 11.75% on a net asset value (NAV) basis and 18.29% on a market price basis for the one-year period ended October 31, 2019 versus 5.79% for ICE BofAML High Yield Master II Index and 12.45% for the ICE BofAML All U.S. Convertibles Index for the same period.

At the end of the reporting period, the Fund’s shares traded at a 0.28% premium to net asset value.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectations. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that we believe will optimize its overall price performance.

Investment Team Discussion

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the reporting period.

We employ a managed distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.0800 per share, resulting in a current annualized distribution rate of 9.00% of market price as of October 31, 2019.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of October 31, 2019 the dividend yield of S&P 500 Index stocks averaged approximately 1.95%. Yields also were low within the U.S. government bond market, with 10-year and 30-year U.S. Treasuries yielding 1.69% and 2.17%, respectively.

What factors influenced performance over the reporting period?

Improvements in the convertible bond markets contributed to the Fund’s strong performance over the period. While the convertible bond market, as measured by the ICE BofAML All U.S. Convertibles Index, returned 12.45% during the period. Convertible bond Issuance was solid during the period, which presented us with a broad selection of investment opportunities. Price performance was enhanced by good valuations in the Fund’s stock price relative to the NAV earlier in the period, which served as an enticement to many investors.

From an economic sector perspective, our selection in communication services (interactive media and services) contributed to performance. In addition, the Fund was helped by selection in consumer staples (avoidance of the personal products industry).

Our selections in health care (biotechnology) was detrimental to performance. In addition, our selection in consumer discretionary (automobile manufactures), lagged relative to the index.

ASSET ALLOCATION AS OF 10/31/19

Investment Team Discussion

8   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

How is the Fund positioned?

We continue to hold our highest rated allocations in the BB tier, as we believe this exposure offers investors a better risk/reward dynamic while continuing to provide regular income. From an economic sector perspective, our heaviest weights are in the information technology, health care and communication services sectors. We believe that these sectors should outperform based on where we are in the economic cycle, their ability to benefit from the spending power of the U.S consumer, and current advantageous demographic trends. We continue to maintain significant positions in convertible securities, which we believe can provide income, benefit from a rising equity market, and manage overall portfolio risk. As of October 31, 2019, approximately 58% our portfolio was invested in convertible securities. We believe this will enable our shareholders to take advantage of opportunities in the general equity markets, which are poised for continued higher valuations. Long term, we believe patient investors will be rewarded for an allocation to convertibles and high yield at current levels, especially given the expectation for higher volatility moving into 2020.

The average credit quality of the portfolio is higher than that of the ICE BofAML All U.S. Convertibles Index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. That said, we do selectively invest in lower-credit securities when we believe the risk/reward dynamics are favorable for our investors.

Moreover, where the risk/reward is compelling, we are investing in global businesses with the ability to access the best opportunities around the world and diversify their revenue streams. Overall, we believe our portfolio companies are performing well fundamentally, earning attractive cash flow margins, and improving their credit profiles while utilizing reasonable debt levels to fund their operations.

Given our relatively low cost of borrowing, we believe that this is an environment that is conducive to the prudent use of leverage as a means of enhancing total return and supporting the fund’s distribution rate.

What are your closing thoughts for Fund shareholders?

Given our outlook for a continued period of continuing economic growth, we are favoring quality growth companies. Favorable factors within the U.S. include solid job creation, relatively low interest rates, increased consumer and business confidence, and limited inflationary pressures. We are emphasizing investments in companies with solid cash flow generation, stronger balance sheets and opportunities to benefit from U.S. and global economic expansion. From a thematic and sector perspective, we see U.S opportunities in the technology sector and communication services tied to consumption. We are also optimistic about financials, as we believe those companies are favorably valued and positioned to grow revenues in a lower regulatory environment, encouraged by the spending of the U.S consumer. We are cautious about companies in the consumer staples and utilities sector. We believe they may be fully valued as investors seek those stocks for income rather than growth. We are selective regarding companies in the health care sector, favoring those that are more product growth oriented, versus growth through pricing.

Investment Team Discussion

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   9

We believe that investing in convertibles provides a means to participate in a portion of the equity market upside and to procure a measured degree of downside protection. We expect markets to have bouts of volatility, which we see as a relatively favorable for convertibles. In this respect, we believe returns are best viewed over a full market cycle. We are focused on the more balanced convertibles, which we believe can be beneficial in a volatile market, as they are more likely to limit losses in down markets and participate in up markets. We are also encouraged by the issuance of convertibles, which should provide broad investment opportunities through the space. Our dynamic allocation mandate allows us to deploy assets over different asset classes to benefit our shareholders. Accordingly, we believe that active management in the convertible and high yield asset classes is essential to achieving desirable risk-managed results over time.

Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. The views and strategies described may not be suitable for all investors. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations.

The ICE BofAML All U.S. Convertibles Index (VXA0) comprises approximately 700 issues of only convertible bonds and preferreds of all qualities.

The ICE BofAML U.S. High Yield Master II Index consists of below-investment-grade U.S. dollar denominated corporate bonds that are publicly issued in the U.S. domestic and yankee bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The index includes domestic high-yield bonds, including deferred interest bonds and payment-inkind securities. Source ICE Data Indices, LLC, used with permission. ICE permits use of the ICEBofAML indices and related data on an ‘as is’ basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML Indices or data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing and does not sponsor, endorse or recommend Calamos Advisors LLC or any of its products or services.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

Schedule of Investments October 31, 2019

10 CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (47.9%)
Airlines (0.1%)
505,101	UAL Pass Through Trust Series 2007-1µ 6.636%, 01/02/24	$536,457

Communication Services (7.8%)
1,000,000	Altice Financing, SA* 7.500%, 05/15/26	1,066,190
2,325,000	Altice France, SA* 7.375%, 05/01/26	2,491,284
400,000	Altice Luxembourg, SA*^ 7.625%, 02/15/25	414,010
1,250,000	Arrow Bidco, LLC* 9.500%, 03/15/24	1,214,237
481,000	Belo Corp. 7.250%, 09/15/27	548,811
	Cincinnati Bell, Inc.*
1,712,000	8.000%, 10/15/25	1,529,569
420,000	7.000%, 07/15/24^	382,463
235,000	CommScope, Inc.*^ 8.250%, 03/01/27	222,854
755,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	682,596
	CSC Holdings, LLC*
3,100,000	5.500%, 04/15/27µ^	3,294,385
2,100,000	5.750%, 01/15/30	2,208,402
1,522,000	5.500%, 05/15/26^	1,609,743
750,000	Cumulus Media New Holdings, Inc.*^ 6.750%, 07/01/26	796,012
	Diamond Sports Group, LLC / Diamond Sports Finance Company*^
1,000,000	5.375%, 08/15/26µ	1,045,820
870,000	6.625%, 08/15/27	898,158
6,206,000	Embarq Corp.µ 7.995%, 06/01/36	6,152,287
	Entercom Media Corp.*^
1,175,000	7.250%, 11/01/24	1,227,881
500,000	6.500%, 05/01/27	525,653
	Frontier Communications Corp.
2,377,000	7.625%, 04/15/24	1,072,621
1,775,000	11.000%, 09/15/25	837,427
1,250,000	10.500%, 09/15/22	588,369
735,000	8.500%, 04/01/26*	737,900
500,000	8.000%, 04/01/27*	526,283
250,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 5.250%, 12/01/27	265,284
1,735,000	Gray Television, Inc.*^ 7.000%, 05/15/27	1,899,426
	Hughes Satellite Systems Corp.^
875,000	6.625%, 08/01/26	951,523
270,000	5.250%, 08/01/26	289,602
420,000	iHeartCommunications, Inc.^ 8.375%, 05/01/27	451,368

PRINCIPAL AMOUNT		VALUE
4,425,000	Inmarsat Finance, PLCµ* 4.875%, 05/15/22	$4,486,220
	Intelsat Jackson Holdings, SA
1,730,000	9.750%, 07/15/25*^	1,801,458
985,000	8.000%, 02/15/24*	1,017,515
475,000	5.500%, 08/01/23	444,773
600,000	LCPR Senior Secured Financing DAC*^ 6.750%, 10/15/27	615,507
	Netflix, Inc.
725,000	4.875%, 06/15/30*	733,577
525,000	4.875%, 04/15/28^	542,787
1,250,000	Qwest Corp.^ 6.875%, 09/15/33	1,259,256
510,000	SBA Communications Corp.^ 4.000%, 10/01/22	520,687
1,250,000	Scripps Escrow, Inc.*^ 5.875%, 07/15/27	1,284,150
	Sprint Corp.^
3,190,000	7.875%, 09/15/23	3,527,725
2,430,000	7.125%, 06/15/24	2,640,766
1,300,000	7.625%, 03/01/26	1,443,078
1,225,000	T-Mobile USA, Inc.^ 4.750%, 02/01/28	1,293,073
755,000	Telecom Italia Capital, SAµ^ 6.000%, 09/30/34	810,345
1,915,000	United States Cellular Corp.µ 6.700%, 12/15/33	2,080,963
	Windstream Services, LLC / Windstream Finance Corp.@
392,000	7.750%, 10/01/21	73,032
167,000	10.500%, 06/30/24*	90,388
500,000	Zayo Group, LLC / Zayo Capital, Inc.*^ 5.750%, 01/15/27	509,598
		59,105,056

Consumer Discretionary (8.2%)
975,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 9.875%, 04/01/27	1,091,079
1,345,000	Beverages & More, Inc.* 11.500%, 06/15/22	966,147
1,185,000	Boyd Gaming Corp.^ 6.000%, 08/15/26	1,260,662
1,220,000	Caesars Resort Collection, LLC / CRC Finco, Inc.*^ 5.250%, 10/15/25	1,249,689
	CCO Holdings, LLC / CCO Holdings Capital Corp.
3,130,000	5.125%, 05/01/27*^	3,311,931
1,805,000	5.000%, 02/01/28*^	1,890,358
970,000	5.750%, 09/01/23	991,301
750,000	Cedar Fair, LP*^ 5.250%, 07/15/29	802,785

Schedule of Investments October 31, 2019

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
	Century Communities, Inc.
1,250,000	6.750%, 06/01/27*^	$1,337,531
1,095,000	5.875%, 07/15/25	1,135,619
3,400,000	Dana Financing Luxembourg Sarl*^ 6.500%, 06/01/26	3,592,202
	DISH DBS Corp.^
1,150,000	7.750%, 07/01/26	1,163,225
780,000	5.875%, 11/15/24	782,644
2,255,000	Eldorado Resorts, Inc. 6.000%, 04/01/25	2,377,954
	ESH Hospitality, Inc.*
1,175,000	5.250%, 05/01/25^	1,214,750
500,000	4.625%, 10/01/27µ	502,628
	Ford Motor Credit Company, LLC
1,300,000	4.063%, 11/01/24	1,308,015
1,140,000	3.664%, 09/08/24µ^	1,127,186
1,120,000	4.134%, 08/04/25µ	1,117,323
1,215,000	GLP Capital, LP / GLP Financing II, Inc.µ^ 5.250%, 06/01/25	1,335,577
1,745,000	goeasy, Ltd.µ* 7.875%, 11/01/22	1,816,562
1,795,000	Guitar Center, Inc.* 9.500%, 10/15/21	1,671,809
1,241,000	Hasbro, Inc. 6.600%, 07/15/28	1,521,745
250,000	Installed Building Products, Inc.*^ 5.750%, 02/01/28	262,824
1,260,000	International Game Technology, PLC*^ 6.250%, 01/15/27	1,411,490
2,835,000	L Brands, Inc.^ 6.875%, 11/01/35	2,416,157
1,200,000	Lennar Corp.µ 5.250%, 06/01/26	1,326,834
1,335,000	M/I Homes, Inc.^ 5.625%, 08/01/25	1,390,736
	Mattel, Inc.
1,145,000	6.750%, 12/31/25*^	1,200,195
45,000	2.350%, 08/15/21	44,285
1,155,000	Mclaren Finance, PLC*^ 5.750%, 08/01/22	1,106,011
1,908,000	Meritage Homes Corp. 7.000%, 04/01/22	2,094,450
500,000	Michaels Stores, Inc.*^ 8.000%, 07/15/27	494,850
2,300,000	Penske Automotive Group, Inc. 5.375%, 12/01/24	2,369,575
	Rite Aid Corp.
2,685,000	7.700%, 02/15/27	1,787,498
745,000	6.125%, 04/01/23*^	637,243
2,437,000	Royal Caribbean Cruises, Ltd.µ^ 7.500%, 10/15/27	3,123,296
980,000	Salem Media Group, Inc.* 6.750%, 06/01/24	846,460

PRINCIPAL AMOUNT		VALUE
500,000	Service Corp. Internationalµ 5.125%, 06/01/29	$534,500
	Sirius XM Radio, Inc.*
1,250,000	5.500%, 07/01/29^	1,354,975
1,250,000	4.625%, 07/15/24µ	1,308,381
1,250,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	1,249,725
750,000	Taylor Morrison Communities, Inc.µ*^ 5.750%, 01/15/28	830,629
1,250,000	Twin River Worldwide Holdings, Inc.*^ 6.750%, 06/01/27	1,316,838
433,673	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	456,107
1,000,000	VOC Escrow, Ltd.µ*^ 5.000%, 02/15/28	1,042,710
		62,174,491

Consumer Staples (2.3%)
	Albertsons Companies, LLC / Safeway, Inc. / New Albertsons, LP / Albertson’s, LLC
1,230,000	5.750%, 03/15/25	1,275,719
765,000	7.500%, 03/15/26*^	854,914
750,000	Dean Foods Company* 6.500%, 03/15/23	352,511
725,000	Energizer Holdings, Inc.*^ 6.375%, 07/15/26	774,104
1,185,000	Fresh Market, Inc.* 9.750%, 05/01/23	694,789
	JBS USA LUX, SA / JBS USA Finance, Inc.*
2,665,000	5.875%, 07/15/24	2,749,787
1,750,000	6.750%, 02/15/28	1,932,516
	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.*^
1,000,000	5.500%, 01/15/30	1,078,430
403,000	6.500%, 04/15/29µ	449,279
	New Albertson’s, Inc.
751,000	7.750%, 06/15/26	767,740
248,000	8.000%, 05/01/31	253,656
	Pilgrim’s Pride Corp.*
1,450,000	5.875%, 09/30/27^	1,556,945
505,000	5.750%, 03/15/25	524,556
	Post Holdings, Inc.*^
1,250,000	5.750%, 03/01/27	1,331,569
375,000	5.500%, 12/15/29	396,039
250,000	5.625%, 01/15/28	268,078
	Simmons Foods, Inc.*
995,000	7.750%, 01/15/24	1,082,102
526,000	5.750%, 11/01/24^	516,243

Schedule of Investments October 31, 2019

12 CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Vector Group, Ltd.*
500,000	6.125%, 02/01/25µ	$481,985
250,000	10.500%, 11/01/26	255,509
		17,596,471

Energy (4.3%)
720,000	Apergy Corp. 6.375%, 05/01/26	708,113
1,290,000	Brazos Valley Longhorn, LLC / Brazos Valley Longhorn Finance Corp.^ 6.875%, 02/01/25	1,016,901
738,000	Bruin E&P Partners, LLC* 8.875%, 08/01/23	489,822
	Buckeye Partners, LPµ
750,000	3.950%, 12/01/26^	695,145
500,000	5.850%, 11/15/43	432,215
1,005,000	Calfrac Holdings, LP* 8.500%, 06/15/26	434,381
2,156,000	California Resources Corp.* 8.000%, 12/15/22	649,915
348,000	Carrizo Oil & Gas, Inc.^ 6.250%, 04/15/23	327,555
1,200,000	Chaparral Energy, Inc.* 8.750%, 07/15/23	508,116
1,000,000	Cheniere Energy Partners, LPµ 5.625%, 10/01/26	1,057,920
960,000	Chesapeake Energy Corp.^ 7.000%, 10/01/24	650,414
1,490,000	DCP Midstream Operating, LP*^‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	1,346,528
	Denbury Resources, Inc.
1,191,000	7.750%, 02/15/24*^	876,868
470,000	9.250%, 03/31/22*^	390,476
279,000	5.500%, 05/01/22	141,134
540,000	Diamond Offshore Drilling, Inc.^ 7.875%, 08/15/25	431,800
700,000	eG Global Finance, PLC* 6.750%, 02/07/25	700,654
	Energy Transfer Operating, LPµ
2,215,000	4.927%, 11/01/66‡ 3 mo. USD LIBOR + 3.02%	1,666,389
1,900,000	5.875%, 01/15/24	2,112,600
315,000	5.500%, 06/01/27^	354,548
	EP Energy, LLC / Everest Acquisition Finance, Inc.*@
900,000	9.375%, 05/01/24	22,028
604,000	7.750%, 05/15/26	423,105
	Genesis Energy, LP / Genesis Energy Finance Corp.
1,250,000	6.250%, 05/15/26	1,159,106
1,200,000	6.500%, 10/01/25^	1,143,144

PRINCIPAL AMOUNT		VALUE
	Gulfport Energy Corp.
1,200,000	6.375%, 05/15/25	$730,188
720,000	6.000%, 10/15/24^	463,583
282,000	HighPoint Operating Corp.^ 7.000%, 10/15/22	257,233
1,620,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	1,135,863
1,200,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	1,201,830
1,977,000	McDermott Technologies Americas, Inc. / McDermott Technology U.S., Inc.* 10.625%, 05/01/24	379,080
	Moss Creek Resources Holdings, Inc.*
500,000	10.500%, 05/15/27^	389,380
455,000	7.500%, 01/15/26	313,925
450,000	Nine Energy Service, Inc.*^ 8.750%, 11/01/23	342,648
625,000	Oasis Petroleum, Inc.*^ 6.250%, 05/01/26	426,706
1,240,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	1,238,208
750,000	Parkland Fuel Corp.*^ 5.875%, 07/15/27	796,140
960,000	Plains All American Pipeline, LPµ‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	897,014
1,301,000	SESI, LLC 7.750%, 09/15/24	738,688
525,000	SM Energy Company^ 6.750%, 09/15/26	451,650
750,000	Targa Resources Partners, LP / Targa Resources Partners Finance Corp.µ* 6.500%, 07/15/27	804,390
690,000	Transocean, Inc.*^ 7.500%, 01/15/26	615,515
1,300,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.* 8.750%, 04/15/23	510,569
500,000	Viper Energy Partners, LP* 5.375%, 11/01/27	509,708
1,385,000	W&T Offshore, Inc.*^ 9.750%, 11/01/23	1,302,897
1,605,000	Weatherford International, Ltd.@ 8.250%, 06/15/23	507,324
940,000	Whiting Petroleum Corp.^ 6.625%, 01/15/26	583,717
		32,335,133

Financials (7.4%)
2,430,000	Acrisure, LLC / Acrisure Finance, Inc.*^ 7.000%, 11/15/25	2,238,455

Schedule of Investments October 31, 2019

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
1,250,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer*^ 6.750%, 10/15/27	$1,301,331
1,597,000	Ally Financial, Inc.^ 8.000%, 11/01/31	2,233,229
1,604,000	Amwins Group, Inc.*^ 7.750%, 07/01/26	1,729,425
	Ardonagh Midco 3, PLC*
2,015,000	8.625%, 07/15/23^	1,896,538
500,000	8.625%, 07/15/23	470,830
2,200,000	AssuredPartners, Inc.* 7.000%, 08/15/25	2,195,204
575,000	Bank of America Corp.^‡ 5.875%, 03/15/28 3 mo. USD LIBOR + 2.93%	632,661
1,250,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLCµ* 5.750%, 05/15/26	1,303,894
500,000	Connect Finco Sarl*^ 6.750%, 10/01/26	518,138
1,250,000	Credit Acceptance Corp.µ*^ 6.625%, 03/15/26	1,330,600
1,250,000	Donnelley Financial Solutions, Inc.^ 8.250%, 10/15/24	1,308,562
1,250,000	Global Aircraft Leasing Company, Ltd.*^ 6.500%, 09/15/24 7.250% PIK rate	1,282,312
1,240,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	1,295,056
750,000	HAT Holdings I, LLC / HAT Holdings II, LLCµ*^ 5.250%, 07/15/24	790,313
3,250,000	HUB International, Ltd.* 7.000%, 05/01/26	3,351,806
1,250,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.µ 6.250%, 05/15/26	1,327,394
1,825,000	ILFC E-Capital Trust II*‡ 4.020%, 12/21/65 3 mo. USD LIBOR + 1.80%	1,402,348
2,195,000	Iron Mountain, Inc.µ*^ 5.250%, 03/15/28	2,310,885
	Jefferies Finance, LLC / JFIN Co-Issuer Corp.*
3,140,000	7.250%, 08/15/24	3,185,059
1,250,000	6.250%, 06/03/26µ	1,284,319
1,165,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*^ 5.250%, 10/01/25	1,191,428
1,040,000	Level 3 Financing, Inc. 5.375%, 05/01/25	1,080,227
625,000	Lions Gate Capital Holdings, LLC*^ 6.375%, 02/01/24	600,638

PRINCIPAL AMOUNT		VALUE
2,290,000	LPL Holdings, Inc.* 5.750%, 09/15/25	$2,390,428
2,085,000	MetLife, Inc.µ^ 6.400%, 12/15/66	2,532,649
1,903,000	Nationstar Mortgage, LLC / Nationstar Capital Corp. 6.500%, 07/01/21	1,911,440
	Navient Corp.
1,500,000	6.750%, 06/25/25^	1,586,025
632,000	6.500%, 06/15/22	679,868
1,080,000	NexBank Capital, Inc.*‡ 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	1,108,706
1,250,000	Radian Group, Inc.µ 4.875%, 03/15/27	1,296,344
1,300,000	Simmons First National Corp.‡ 5.000%, 04/01/28 3 mo. USD LIBOR + 2.15%	1,356,855
	Springleaf Finance Corp.
1,640,000	6.875%, 03/15/25^	1,859,932
1,230,000	7.125%, 03/15/26	1,406,099
250,000	6.625%, 01/15/28^	277,294
1,250,000	Starwood Property Trust, Inc.^ 4.750%, 03/15/25	1,301,744
670,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	685,504
1,000,000	Tronox Finance, PLC*^ 5.750%, 10/01/25	944,860
		55,598,400

Health Care (6.7%)
2,300,000	Acadia Healthcare Company, Inc.^ 5.625%, 02/15/23	2,343,228
	Bausch Health Americas, Inc.*
2,730,000	8.500%, 01/31/27	3,075,236
1,200,000	9.250%, 04/01/26	1,360,794
	Bausch Health Cos., Inc.*
2,450,000	9.000%, 12/15/25	2,757,083
250,000	5.750%, 08/15/27^	272,149
	CHS/Community Health Systems, Inc.
3,793,000	8.125%, 06/30/24*	2,912,455
750,000	6.250%, 03/31/23	732,765
500,000	8.000%, 03/15/26*	489,060
199,000	6.875%, 02/01/22	154,010
2,715,000	DaVita, Inc.^ 5.125%, 07/15/24	2,781,517
2,675,000	Endo DAC / Endo Finance, LLC / Endo Finco, Inc.* 6.000%, 07/15/23	1,772,629
	HCA, Inc.
7,280,000	5.875%, 05/01/23	8,014,006
1,175,000	7.500%, 11/06/33	1,429,311

Schedule of Investments October 31, 2019

14 CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
780,000	Hill-Rom Holdings, Inc.µ* 4.375%, 09/15/27	$804,785
2,350,000	Magellan Health, Inc.µ 4.900%, 09/22/24	2,347,932
	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*
1,650,000	5.625%, 10/15/23	594,899
250,000	4.875%, 04/15/20	156,881
740,000	Par Pharmaceutical, Inc.*^ 7.500%, 04/01/27	708,354
1,025,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	665,410
	Tenet Healthcare Corp.
2,250,000	6.250%, 02/01/27*^	2,379,060
1,405,000	4.625%, 07/15/24µ	1,450,684
1,315,000	6.875%, 11/15/31	1,204,547
1,250,000	4.875%, 01/01/26µ*	1,296,162
1,500,000	Teva Pharmaceutical Finance Company, BVµ^ 2.950%, 12/18/22	1,371,000
	Teva Pharmaceutical Finance Netherlands III, BV
3,250,000	2.800%, 07/21/23µ^	2,813,557
3,225,000	6.000%, 04/15/24^	3,024,550
1,240,000	2.200%, 07/21/21µ	1,179,259
2,350,000	West Street Merger Sub, Inc.* 6.375%, 09/01/25	2,242,687
		50,334,010

Industrials (6.7%)
1,450,000	ACCO Brands Corp.*^ 5.250%, 12/15/24	1,506,601
	Allison Transmission, Inc.µ*
825,000	4.750%, 10/01/27	846,615
525,000	5.000%, 10/01/24	538,414
245,000	5.875%, 06/01/29^	264,359
490,000	American Airlines Group, Inc.*^ 5.000%, 06/01/22	511,467
1,450,000	Arconic, Inc.µ^ 5.125%, 10/01/24	1,559,105
1,423,992	ARD Securities Finance Sarl* 8.750%, 01/31/23 8.750% PIK rate	1,485,580
500,000	Avolon Holdings Funding, Ltd.µ* 5.250%, 05/15/24	545,608
1,245,000	Beacon Roofing Supply, Inc.*^ 4.875%, 11/01/25	1,226,537
1,825,000	Bombardier, Inc.*^ 7.500%, 03/15/25	1,748,806
	Covanta Holding Corp.
1,400,000	5.875%, 03/01/24	1,441,461
290,000	5.875%, 07/01/25	301,313
1,250,000	Delphi Technologies, PLC*^ 5.000%, 10/01/25	1,086,969

PRINCIPAL AMOUNT		VALUE
2,080,000	Fly Leasing, Ltd. 5.250%, 10/15/24	$2,149,805
2,205,000	Garda World Security Corp.* 7.250%, 11/15/21	2,207,414
	Golden Nugget, Inc.*^
1,360,000	6.750%, 10/15/24	1,404,336
1,100,000	8.750%, 10/01/25	1,160,616
500,000	Granite Holdings US Acquisition Company* 11.000%, 10/01/27	464,445
625,000	Graphic Packaging International, LLC*^ 4.750%, 07/15/27	665,269
1,215,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	1,289,965
1,835,000	H&E Equipment Services, Inc.^ 5.625%, 09/01/25	1,930,594
1,250,000	Herc Holdings, Inc.* 5.500%, 07/15/27	1,307,812
	Hertz Corp.*
2,223,000	7.625%, 06/01/22	2,315,810
500,000	7.125%, 08/01/26^	518,175
1,250,000	Jeld-Wen, Inc.*^ 4.625%, 12/15/25	1,248,675
625,000	JPW Industries Holding Corp.* 9.000%, 10/01/24	587,981
750,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	771,548
2,053,000	Meritor, Inc.^ 6.250%, 02/15/24	2,110,987
1,750,000	Navistar International Corp.* 6.625%, 11/01/25	1,786,881
	Park Aerospace Holdings, Ltd.*
780,000	4.500%, 03/15/23^	817,814
520,000	5.500%, 02/15/24	571,506
1,700,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	1,634,465
505,000	Patrick Industries, Inc.* 7.500%, 10/15/27	524,594
	Scientific Games International, Inc.*^
1,190,000	5.000%, 10/15/25	1,226,717
1,045,000	8.250%, 03/15/26	1,108,886
785,000	Tennant Company 5.625%, 05/01/25	819,222
1,000,000	TransDigm UK Holdings, PLC 6.875%, 05/15/26	1,068,780
	TransDigm, Inc.^
1,260,000	6.250%, 03/15/26*	1,351,331
700,000	7.500%, 03/15/27	757,005
	United Rentals North America, Inc.
980,000	4.875%, 01/15/28µ^	1,012,712
950,000	5.875%, 09/15/26	1,009,328
750,000	4.625%, 07/15/23µ	768,056
480,000	6.500%, 12/15/26µ^	521,304

Schedule of Investments October 31, 2019

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
615,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	$636,550
1,250,000	XPO Logistics, Inc.*^ 6.750%, 08/15/24	1,359,437
		50,170,855

Information Technology (1.0%)
500,000	CDK Global, Inc.µ*^ 5.250%, 05/15/29	532,480
750,000	Clear Channel Worldwide Holdings, Inc.*^ 5.125%, 08/15/27	782,767
1,125,000	CommScope Technologies, LLC*^ 6.000%, 06/15/25	1,002,471
2,480,000	Dell International, LLC / EMC Corp.*^ 6.020%, 06/15/26	2,832,892
1,495,000	Harland Clarke Holdings Corp.* 8.375%, 08/15/22	1,193,877
520,000	IQVIA, Inc.*^ 5.000%, 05/15/27	552,050
750,000	MTS Systems Corp.* 5.750%, 08/15/27	787,931
		7,684,468

Materials (1.7%)
499,000	AK Steel Corp.^ 6.375%, 10/15/25	417,673
1,625,000	Alcoa Nederland Holding, BV*^ 7.000%, 09/30/26	1,767,691
725,000	ArcelorMittal, SA^ 7.000%, 10/15/39	888,401
1,875,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.*^ 6.000%, 02/15/25	1,971,900
480,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines, LP* 8.750%, 07/15/26	483,314
748,000	First Quantum Minerals, Ltd.* 7.000%, 02/15/21	754,223
	Freeport-McMoRan, Inc.
645,000	5.000%, 09/01/27^	659,725
475,000	5.450%, 03/15/43	442,410
900,000	INEOS Group Holdings, SA*^ 5.625%, 08/01/24	922,851
725,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	762,925
250,000	Mineral Resources, Ltd.*^ 8.125%, 05/01/27	262,695
1,130,000	New Gold, Inc.*^ 6.375%, 05/15/25	1,076,687
250,000	Norbord, Inc.µ* 5.750%, 07/15/27	260,278

PRINCIPAL AMOUNT		VALUE
2,050,000	PBF Holding Company, LLC / PBF Finance Corp.^ 7.250%, 06/15/25	$2,150,276
		12,821,049

Real Estate (0.7%)
1,225,000	CBL & Associates, LP^ 5.250%, 12/01/23	859,344
1,250,000	Forestar Group, Inc.* 8.000%, 04/15/24	1,354,394
2,025,000	MPT Operating Partnership, LP / MPT Finance Corp.µ^ 5.000%, 10/15/27	2,143,624
1,250,000	Service Properties Trustµ 4.350%, 10/01/24	1,279,112
		5,636,474

Utilities (1.0%)
250,000	NextEra Energy Operating Partners, LPµ* 4.250%, 07/15/24	258,531
300,000	NGPL PipeCo, LLCµ* 4.875%, 08/15/27	323,292
	NRG Energy, Inc.^
755,000	6.625%, 01/15/27	821,742
743,000	5.750%, 01/15/28	810,004
2,329,000	PPL Capital Funding, Inc.µ‡ 4.769%, 03/30/67 3 mo. USD LIBOR + 2.67%	2,090,033
	Talen Energy Supply, LLC*
500,000	10.500%, 01/15/26	425,082
250,000	7.250%, 05/15/27^	249,698
1,250,000	TerraForm Power Operating, LLC*^ 5.000%, 01/31/28	1,323,300
1,050,000	Vistra Energy Corp.* 8.125%, 01/30/26	1,125,946
		7,427,628
	Total Corporate Bonds (Cost $370,808,205)	361,420,492

Convertible Bonds (74.1%)
Communication Services (7.6%)
8,000,000	GCI Liberty, Inc.* 1.750%, 09/30/46	10,756,200
7,450,000	IAC Financeco 3, Inc.* 2.000%, 01/15/30	8,334,687
	Liberty Media Corp.
8,550,000	1.375%, 10/15/23	10,733,285
5,350,000	2.250%, 09/30/46	3,133,495
1,900,000	2.250%, 12/01/48*^	2,258,169
2,750,000	Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	3,484,938
7,500,000	Snap, Inc.* 0.750%, 08/01/26	7,606,988

Schedule of Investments October 31, 2019

16 CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
3,850,000	Twitter, Inc.^ 0.250%, 06/15/24	$3,680,061
7,400,000	Zynga, Inc.* 0.250%, 06/01/24	7,605,350
		57,593,173

Consumer Discretionary (9.4%)
8,000,000	Booking Holdings, Inc.~ 0.350%, 06/15/20	12,472,840
2,344,000	Chegg, Inc.*^ 0.125%, 03/15/25	2,193,070
	DISH Network Corp.^
10,990,000	2.375%, 03/15/24	9,885,725
3,750,000	3.375%, 08/15/26	3,501,919
3,750,000	Etsy, Inc.* 0.125%, 10/01/26	3,427,950
3,750,000	Guess, Inc.* 2.000%, 04/15/24	3,594,731
	Liberty Interactive, LLC
1,250,000	3.750%, 02/15/30	881,187
1,204,592	4.000%, 11/15/29	854,785
5,500,000	NIO, Inc.* 4.500%, 02/01/24	1,577,647
3,850,000	RH^ 0.000%, 06/15/23	4,358,874
	Tesla, Inc.
12,750,000	1.250%, 03/01/21	13,866,199
6,750,000	2.000%, 05/15/24	8,272,260
2,750,000	Wayfair, Inc.*^ 1.125%, 11/01/24	2,819,272
2,947,000	Winnebago Industries, Inc. 1.500%, 04/01/25	3,005,940
		70,712,399

Energy (3.1%)
418,000	Denbury Resources, Inc.* 6.375%, 12/31/24	227,087
2,734,000	Helix Energy Solutions Group, Inc. 4.125%, 09/15/23	3,345,432
5,250,000	Nabors Industries, Inc. 0.750%, 01/15/24	3,365,985
5,186,000	Oil States International, Inc. 1.500%, 02/15/23	4,377,295
4,700,000	PDC Energy, Inc. 1.125%, 09/15/21	4,279,514
5,370,000	SM Energy Company 1.500%, 07/01/21	4,826,798
	SunEdison, Inc.@
9,411,000	0.250%, 01/15/20*	142,718
898,000	2.000%, 10/01/18	13,618
3,000,000	Transocean, Inc.^ 0.500%, 01/30/23	2,466,225
		23,044,672

PRINCIPAL AMOUNT		VALUE

Financials (2.1%)
4,227,000	Hope Bancorp, Inc. 2.000%, 05/15/38	$3,906,234
6,800,000	JPMorgan Chase Bank, N.A. 0.000%, 12/30/20	7,836,150
1,250,000	Prospect Capital Corp.^ 4.950%, 07/15/22	1,286,906
2,750,000	Starwood Property Trust, Inc.^ 4.375%, 04/01/23	2,859,203
		15,888,493

Health Care (13.3%)
9,961,000	BioMarin Pharmaceutical, Inc.^ 1.500%, 10/15/20	10,447,495
5,500,000	CONMED Corp.*^ 2.625%, 02/01/24	7,535,880
5,750,000	DexCom, Inc.* 0.750%, 12/01/23	6,888,816
3,750,000	Evolent Health, Inc. 1.500%, 10/15/25	2,478,150
6,750,000	Exact Sciences Corp. 0.375%, 03/15/27	7,244,977
2,700,000	Flexion Therapeutics, Inc. 3.375%, 05/01/24	2,616,098
5,000,000	Illumina, Inc.^ 0.500%, 06/15/21	6,509,250
1,667,000	Insmed, Inc.^ 1.750%, 01/15/25	1,429,386
13,500,000	Insulet Corp.* 0.375%, 09/01/26	12,921,052
6,750,000	Invitae Corp.* 2.000%, 09/01/24	6,164,370
5,900,000	Ionis Pharmaceuticals, Inc. 1.000%, 11/15/21	6,512,745
2,750,000	Neurocrine Biosciences, Inc. 2.250%, 05/15/24	4,017,750
4,050,000	NuVasive, Inc.^ 2.250%, 03/15/21	5,080,907
6,470,000	Repligen Corp. 0.375%, 07/15/24	6,512,346
2,350,000	Sarepta Therapeutics, Inc.^ 1.500%, 11/15/24	3,323,300
3,094,000	Supernus Pharmaceuticals, Inc.^ 0.625%, 04/01/23	2,862,151
3,800,000	Tabula Rasa HealthCare, Inc.* 1.750%, 02/15/26	3,954,223
2,250,000	Teladoc Health, Inc.^ 1.375%, 05/15/25	3,652,909
		100,151,805

Schedule of Investments October 31, 2019

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE

Industrials (2.3%)
3,750,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	$3,465,337
3,650,000	Atlas Air Worldwide Holdings, Inc. 1.875%, 06/01/24	2,858,352
2,812,000	FTI Consulting, Inc. 2.000%, 08/15/23	3,508,757
8,000,000	Greenbrier Companies, Inc. 2.875%, 02/01/24	7,733,320
		17,565,766

Information Technology (34.5%)
6,250,000	8x8, Inc.µ* 0.500%, 02/01/24	6,371,969
2,250,000	Advanced Micro Devices, Inc.µ 2.125%, 09/01/26	9,764,651
6,997,000	Akamai Technologies, Inc.^ 0.125%, 05/01/25	7,844,896
4,167,000	Alteryx, Inc.* 0.500%, 08/01/24	3,862,413
8,000,000	Coupa Software, Inc.*^ 0.125%, 06/15/25	9,128,200
3,850,000	DocuSign, Inc.^ 0.500%, 09/15/23	4,538,034
	Envestnet, Inc.
3,850,000	1.750%, 06/01/23	4,359,297
3,250,000	1.750%, 12/15/19	3,329,186
5,500,000	Guidewire Software, Inc. 1.250%, 03/15/25	6,571,620
6,200,000	II-VI, Inc. 0.250%, 09/01/22	6,259,303
8,350,000	Inphi Corp. 0.750%, 09/01/21	11,574,478
3,750,000	LivePerson, Inc.* 0.750%, 03/01/24	4,768,106
4,250,000	Lumentum Holdings, Inc.^ 0.250%, 03/15/24	5,361,333
16,500,000	Microchip Technology, Inc. 1.625%, 02/15/27	21,627,705
8,275,000	New Relic, Inc. 0.500%, 05/01/23	7,974,742
6,500,000	NXP Semiconductors, NV 1.000%, 12/01/19	7,168,200
7,500,000	Okta, Inc.* 0.125%, 09/01/25	7,116,150
	ON Semiconductor Corp.
5,918,000	1.000%, 12/01/20	7,190,607
5,250,000	1.625%, 10/15/23^	6,534,439
5,500,000	OSI Systems, Inc. 1.250%, 09/01/22	6,080,937
15,850,000	Palo Alto Networks, Inc.^ 0.750%, 07/01/23	17,426,916

PRINCIPAL AMOUNT		VALUE
13,750,000	Proofpoint, Inc.* 0.250%, 08/15/24	$14,264,662
3,900,000	Pure Storage, Inc.^ 0.125%, 04/15/23	4,090,535
3,750,000	Q2 Holdings, Inc.* 0.750%, 06/01/26	3,988,969
2,219,000	Rapid7, Inc. 1.250%, 08/01/23	3,081,459
3,000,000	Silicon Laboratories, Inc. 1.375%, 03/01/22	3,802,980
15,370,000	Splunk, Inc. 0.500%, 09/15/23	16,706,806
10,700,000	Square, Inc.^ 0.500%, 05/15/23	11,855,279
2,000,000	Twilio, Inc. 0.250%, 06/01/23	3,041,810
5,500,000	Viavi Solutions, Inc. 1.750%, 06/01/23	7,185,970
6,000,000	Wix.com, Ltd.^ 0.000%, 07/01/23	6,859,350
9,500,000	Workday, Inc. 0.250%, 10/01/22	12,110,552
3,500,000	Workiva, Inc.* 1.125%, 08/15/26	3,169,443
4,250,000	Zendesk, Inc. 0.250%, 03/15/23	5,527,380
		260,538,377

Real Estate (1.2%)
3,000,000	Extra Space Storage, LP* 3.125%, 10/01/35	3,698,385
3,600,000	IH Merger Sub, LLC 3.500%, 01/15/22	4,958,856
		8,657,241

Utilities (0.6%)
4,000,000	NRG Energy, Inc. 2.750%, 06/01/48	4,552,040
	Total Convertible Bonds (Cost $572,503,200)	558,703,966

Bank Loans (6.3%)
Communication Services (1.6%)
396,345	Charter Communications Operating, LLC‡ 3.580%, 04/30/25 1 mo. LIBOR + 1.75%	398,114
825,000	CommScope, Inc.‡ 5.036%, 04/06/26 1 mo. LIBOR + 3.25%	810,822
548,625	CSC Holdings, LLC‡ 4.327%, 04/15/27 1 mo. LIBOR + 2.50%	549,113

Schedule of Investments October 31, 2019

18 CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
750,000	Cumulus Media New Holdings, Inc.‡ 5.536%, 03/31/26 1 mo. LIBOR + 3.75%	$754,688
1,256,786	Frontier Communications Corp.‡ 5.540%, 06/15/24 1 mo. LIBOR + 3.75%	1,254,743
1,024,983	iHeartCommunications, Inc.‡ 6.032%, 05/01/26 1 mo. LIBOR + 4.00%	1,029,785
2,297,500	Intelsat Jackson Holdings, SA 6.625%, 01/02/24	2,358,705
1,025,000	Intelsat Jackson Holdings, SA‡ 6.432%, 01/02/24 6 mo. LIBOR + 4.50%	1,039,734
1,716,153	New Media Holdings II, LLC‡ 8.036%, 07/14/22 1 mo. LIBOR + 6.25%	1,719,019
1,123,938	Sprint Communications, Inc.‡ 4.813%, 02/02/24 1 mo. LIBOR + 3.00%	1,119,021
500,000	Windstream Services, LLC‡ 9.000%, 02/17/24 3 mo. PRIME + 4.25%	501,388
397,959	Zayo Group, LLC / Zayo Capital, Inc.‡ 3.786%, 01/19/21 1 mo. LIBOR + 2.00%	399,203
		11,934,335

Consumer Discretionary (1.1%)
475,000	MGM Resorts International‡ 3.710%, 12/21/23 1 week. LIBOR + 2.00%	473,813
752,859	Michaels Stores, Inc.‡ 4.306%, 01/30/23 1 mo. LIBOR + 2.50%	735,313
3,632,868	PetSmart, Inc.‡ 5.930%, 03/11/22 3 mo. LIBOR + 4.00%	3,550,365
1,780,000	Staples, Inc.‡ 7.123%, 04/16/26 1 mo. LIBOR + 5.00%	1,757,759
2,118,912	Weight Watchers International, Inc.‡ 6.860%, 11/29/24 3 mo. LIBOR + 4.75%	2,119,506
		8,636,756

Energy (0.4%)
725,000	Buckeye Partners, LP! 0.000%, 11/15/26	729,223
800,000	Epic Crude Services, LP‡ 7.040%, 03/02/26 6 mo. LIBOR + 5.00%	755,252
1,234,367	McDermott Technology Americas, Inc.‡ 7.104%, 05/09/25 3 mo. LIBOR + 5.00%	750,187

PRINCIPAL AMOUNT		VALUE
375,000	McDermott Technology Americas, Inc.! 0.000%, 10/21/21	$375,000
481,250	Par Pacific Holdings, Inc.‡ 8.740%, 01/12/26 3 mo. LIBOR + 6.75%	479,445
		3,089,107

Financials (0.5%)
1,150,000	Connect Finco Sarl! 0.000%, 09/23/26	1,135,625
1,182,000	Genworth Holdings, Inc.‡ 6.323%, 03/07/23 1 mo. LIBOR + 4.50%	1,182,000
653,091	GLP Financing, LLC‡ 3.300%, 04/28/21 1 mo. LIBOR + 1.50%	651,458
400,000	Level 3 Financing, Inc.‡ 4.036%, 02/22/24 1 mo. LIBOR + 2.25%	401,000
248,711	MGM Growth Properties Operating Partnership LP‡ 3.786%, 03/21/25 1 mo. LIBOR + 2.00%	249,782
		3,619,865

Health Care (1.3%)
2,468,172	Amneal Pharmaceuticals, LLC‡ 5.313%, 05/04/25 1 mo. LIBOR + 3.50%	1,893,088
2,153,272	Bausch Health Cos., Inc.‡ 4.921%, 06/02/25 1 mo. LIBOR + 3.00%	2,163,253
794,318	Bausch Health Cos., Inc.‡ 4.671%, 11/27/25 1 mo. LIBOR + 2.75%	796,193
1,129,176	Gentiva Health Services, Inc.‡ 5.563%, 07/02/25 1 mo. LIBOR + 3.75%	1,129,176
322,544	HCA, Inc.‡ 3.536%, 03/13/25 1 mo. LIBOR + 1.75%	324,358
1,122,334	Mallinckrodt International Finance, SA‡ 4.854%, 09/24/24 3 mo. LIBOR + 2.75%	885,443
1,164,000	Ortho Clinical Diagnostics, SA‡ 5.306%, 06/30/25 3 mo. LIBOR + 3.25%	1,115,019
2,223,769	Team Health Holdings, Inc.‡ 4.536%, 02/06/24 1 mo. LIBOR + 2.75%	1,728,980
		10,035,510

Schedule of Investments October 31, 2019

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT 19

PRINCIPAL AMOUNT		VALUE

Industrials (0.8%)
1,795,500	Berry Global, Inc.‡ 4.439%, 07/01/26 1 mo. LIBOR + 2.50%	$1,803,661
1,025,000	Dun & Bradstreet Corp.‡ 6.804%, 02/06/26 1 mo. LIBOR + 5.00%	1,029,162
755,000	Granite Holdings US Acquisition Co.‡ 7.354%, 09/30/26	716,306
1,263,570	Navistar International Corp.‡ 5.420%, 11/06/24 1 mo. LIBOR + 3.50%	1,253,309
744,375	RegionalCare Hospital Partners Holdings, Inc.‡ 6.304%, 11/17/25 1 mo. LIBOR + 4.50%	743,597
273,611	TransDigm, Inc.‡ 4.286%, 06/09/23 1 mo. LIBOR + 2.50%	272,734
		5,818,769

Information Technology (0.4%)
1,141,375	BMC Software Finance, Inc.‡ 6.036%, 10/02/25 1 mo. LIBOR + 4.25%	1,061,074
1,200,000	Camelot U.S. Acquisition 1 Co.! 0.000%, 10/25/26	1,205,250
387,000	CDW, LLC‡ 3.540%, 10/13/26 1 mo. LIBOR + 1.75%	388,867
		2,655,191

Information Technology (0.2%)
1,250,000	VFH Parent LLC‡ 6.044%, 03/01/26 2 mo. LIBOR + 3.50%	1,250,113
	Total Bank Loans (Cost $48,653,524)	47,039,646

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (14.3%)
Energy (0.4%)
	NuStar Energy, LP‡
106,120	7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	2,399,373
37,094	8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	901,755
		3,301,128

Financials (3.4%)
32,300	Assurant, Inc. 6.500%, 03/15/21	4,036,531
4,600	Bank of America Corp.‡‡ 7.250%	6,976,314

NUMBER OF SHARES		VALUE
27,248	Virtus Investment Partners, Inc. 7.250%, 02/01/20	$2,571,666
8,100	Wells Fargo & Company‡‡ 7.500%	12,226,950
		25,811,461

Health Care (1.8%)
108,000	Becton Dickinson and Company 6.125%, 05/01/20	6,661,440
5,945	Danaher Corp. 4.750%, 04/15/22	6,600,852
		13,262,292

Industrials (0.8%)
7,050	Fortive Corp. 5.000%, 07/01/21	6,348,878

Information Technology (2.0%)
13,745	Broadcom, Inc. 8.000%, 09/30/22	14,886,110

Real Estate (1.1%)
6,600	Crown Castle International Corp. 6.875%, 08/01/20	8,221,554

Utilities (4.8%)
135,895	American Electric Power Company, Inc. 6.125%, 03/15/22	7,472,866
68,600	Aqua America, Inc. 6.000%, 04/30/22	4,133,150
95,000	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)§** 4.516%, 09/15/29	5,541,635
68,440	DTE Energy Company 6.250%, 11/01/22	3,478,463
138,185	NextEra Energy, Inc. 4.872%, 09/01/22	7,028,089
	Sempra Energy
38,350	6.750%, 07/15/21	4,455,886
35,250	6.000%, 01/15/21	4,090,058
		36,200,147
	Total Convertible Preferred Stocks (Cost $105,118,316)	108,031,570

Common Stocks (3.1%)
Communication Services (0.0%)
6,663	Cumulus Media, Inc. - Class A#	91,216

Energy (0.9%)
1,875	Chevron Corp.	217,763
58,950	Energy Transfer, LP	742,180
64,780	Enterprise Products Partners, LP~	1,686,223
13,550	GasLog, Ltd.	185,771

Schedule of Investments October 31, 2019

20 CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
17,855	Magellan Midstream Partners, LP	$1,112,724
6,925	Schlumberger, Ltd.	226,378
344,673	Southwestern Energy Company^#	706,580
25,965	Targa Resources Corp.^	1,009,519
36,427	Tidewater, Inc.#	591,210
49,917	Transocean, Ltd.^#	237,106
8,500	Williams Companies, Inc.^	189,635
		6,905,089

Financials (0.1%)
13,850	American International Group, Inc.	733,496

Health Care (2.1%)
88,148	Allergan, PLC	15,523,744
	Total Common Stocks (Cost $39,249,629)	23,253,545

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased options (0.4%) #
Consumer Discretionary (0.1%)
41 7,284,306	Amazon.com, Inc. Call, 01/17/20, Strike $1,900.00	102,193
45 9,219,465	Booking Holdings, Inc. Put, 01/17/20, Strike $2,050.00	376,875
		479,068

Financials (0.1%)
2,800 14,456,400	Wells Fargo & Company Call, 01/15/21, Strike $55.00	889,000

Industrials (0.1%)
685 10,366,105	Stanley Black & Decker, Inc. Call, 01/17/20, Strike $145.00	756,925

Information Technology (0.1%)
140 3,794,560	Lam Research Corp. Call, 01/15/21, Strike $300.00	401,450
1,790 8,511,450	Micron Technology, Inc. Call, 01/17/20, Strike $47.00	698,100
		1,099,550
	Total Purchased options (Cost $3,909,803)	3,224,543

NUMBER OF SHARES		VALUE
Short Term Investments (4.4%)
16,688,945	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	$16,695,621
16,575,644	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.720%***	16,575,644
	Total Short Term Investments (Cost $33,270,213)	33,271,265
	TOTAL INVESTMENTS (150.5%) (Cost $1,173,512,890)	1,134,945,027

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-13.3%)		(100,000,000)
LIABILITIES, LESS OTHER ASSETS (-37.2%)		(280,634,998)
NET ASSETS (100.0%)		$754,310,029

NOTES TO SCHEDULE OF INVESTMENTS

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $74,205,412.

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^Security, or portion of security, is on loan.

@In default status and considered non-income producing.

‡Variable rate security. The rate shown is the rate in effect at October 31, 2019.

‡‡Perpetual maturity.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $454,784.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

**Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at October 31, 2019.

#Non-income producing security.

***The rate disclosed is the 7 day net yield as of October 31, 2019.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown. Bank Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Bank Loans may be substantially less than the stated maturities shown.

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT 21

Statement of Assets and Liabilities October 31, 2019

ASSETS
Investments in securities, at value (cost $1,173,512,890)	$1,134,945,027
Receivables:
Accrued interest and dividends	8,338,912
Investments sold	2,653,247
Prepaid expenses	387,726
Other assets	157,674
Total assets	1,146,482,586

LIABILITIES
Due to custodian bank	397,606
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 4,000,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $754,065) (Note 7)	99,245,935
Payables:
Notes payable	277,400,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	331,721
Investments purchased	13,106,353
Affiliates:
Investment advisory fees	763,302
Deferred compensation to trustees	157,674
Trustees’ fees and officer compensation	13,846
Other accounts payable and accrued liabilities	756,120
Total liabilities	392,172,557
NET ASSETS	$754,310,029

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 70,898,658 shares issued and outstanding	$790,471,430
Undistributed net investment income (loss)	(9,375,303)
Accumulated net realized gain (loss) on investments and written options	11,781,765
Unrealized appreciation (depreciation) of investments	(38,567,863)
NET ASSETS	$754,310,029
Net asset value per common shares based upon 70,898,658 shares issued and outstanding	$10.64

Statement of Operations Year Ended October 31, 2019

22 CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$50,332,735
Dividends	6,852,091
Total investment income	57,184,826

EXPENSES
Investment advisory fees	9,012,929
Interest expense on Notes Payable (Note 6)	7,653,512
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	4,230,208
Printing and mailing fees	105,488
Fund administration fees	100,026
Accounting fees	79,226
Legal fees	60,302
Trustees’ fees and officer compensation	56,974
Audit fees	49,533
Transfer agent fees	33,341
Custodian fees	19,707
Registration fees	18,134
Other	141,239
Total expenses	21,560,619
NET INVESTMENT INCOME (LOSS)	35,624,207

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	21,572,119
Purchased options	(2,246,218)
Written options	70,049
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	24,909,171
Purchased options	840,903
Written options	(1,017)
NET GAIN (LOSS)	45,145,007
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$80,769,214

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT 23

	Year Ended October 31, 2019	Year Ended October 31, 2018

OPERATIONS
Net investment income (loss)	$35,624,207	$40,330,614
Net realized gain (loss)	19,395,950	51,164,984
Change in unrealized appreciation/(depreciation)	25,749,057	(74,760,138)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	80,769,214	16,735,460

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(68,037,902)	(79,591,792)
Net decrease in net assets from distributions to common shareholders	(68,037,902)	(79,591,792)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	—	3,750,338
Offering costs on shares	—	(31,543)
Reinvestment of distributions resulting in the issuance of stock	272,867	2,475,449
Net increase (decrease) in net assets from capital stock transactions	272,867	6,194,244
TOTAL INCREASE (DECREASE) IN NET ASSETS	13,004,179	(56,662,088)

NET ASSETS
Beginning of year	$741,305,850	$797,967,938
End of year	$754,310,029	$741,305,850

Statements of Cash Flows

24 CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

	Year Ended October 31, 2019	Year Ended October 31, 2018

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$80,769,214	$16,735,460
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(537,855,441)	(673,388,665)
Net proceeds from disposition of short term investments	(10,017,684)	7,098,191
Proceeds paid on closing written options	(849,720)	(752,981)
Proceeds from disposition of investment securities, including purchased options	604,818,078	697,557,826
Premiums received from written options	450,617	1,647,918
Amortization and accretion of fixed-income securities	(15,850,862)	(13,333,186)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	228,156	167,404
Net realized gains/losses from investments, excluding purchased options	(21,572,121)	(48,896,213)
Net realized gains/losses from purchased options	2,246,218	(1,538,771)
Net realized gains/losses from written options	(70,049)	(744,198)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(24,909,171)	73,455,391
Change in unrealized appreciation or depreciation on purchased options	(840,903)	1,317,098
Change in unrealized appreciation or depreciation on written options	1,017	(10,364)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	1,300,330	626,923
Prepaid expenses	43,874	(344,633)
Other assets	(284)	1,057,521
Increase/(decrease) in liabilities:
Payables to affiliates	(46,558)	(16,875)
Other accounts payable and accrued liabilities	75,142	(100,243)
Net cash provided by/(used in) operating activities	$77,919,853	$60,537,603

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase/(Decrease) in Proceeds from shares sold	—	3,750,338
Offering costs related to shares sold	—	(31,543)
Distributions to shareholders	(67,765,035)	(77,116,343)
(Decrease)/Increase in Distributions to Mandatory Redeemable Preferred Shareholders	21,402	310,319
Offering costs on Mandatory Redeemable Preferred Shares	(69,595)	(22,884)
Net increase/(decrease) in due to custodian bank	397,606	(331,721)
(Repayment)/Proceeds from note payable	(10,600,000)	13,000,000
Net cash provided by/(used in) financing activities	$(78,015,622)	$(60,441,834)
Net increase/(decrease) in cash	$(95,769)	$95,769
Cash and restricted cash at beginning of year	$95,769	$—
Cash at end of year	$—	$95,769
Supplemental disclosure
Cash paid for interest on Notes Payable	$7,599,323	$5,702,742
Cash paid for interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares	$4,208,806	$4,436,971
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$272,867	$2,475,449

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	$—	$95,769
Restricted cash for swap collateral	—	—
Total cash and restricted cash at period end	$—	$95,769

Notes to Financial Statements

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   25

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Convertible Opportunities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 17, 2002 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 26, 2002.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities and under normal circumstances, the Fund will invest at least 35% of its managed assets in convertible securities. The Fund invests in securities with a broad range of maturities. The average term to maturity of the Fund’s securities typically will range from five to ten years. A substantial portion of the Fund’s assets may be invested in below investment grade (high yield, high risk) securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

Notes to Financial Statements

26   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2019. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Notes to Financial Statements

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   27

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2016 - 2018 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets.

The Fund has an agreement with Ernst & Young LLP (“EY”) to provide certain tax services to the Fund. The tax services include the following: calculating, tracking and reporting tax adjustments on all assets of the Fund, including but not limited to contingent debt and preferred trust obligations; preparing excise tax and fiscal year distribution schedules; preparing tax information required for financial statement footnotes; preparing state and federal income tax returns; preparing specialized calculations of amortization on convertible securities; preparing year-end dividend disclosure information; providing treaty-based foreign withholding tax reclaim services; providing certain global compliance and reporting services; providing a match service and analysis of the “passive foreign investment company status of foreign corporate entities; and providing services related to corporate actions that may or may not have a tax impact on the Fund’s holdings. The Fund has an agreement with State Street pursuant to which State Street provides certain administration treasury services to the Fund. These services include: monitoring the calculation of expense accrual amounts for the Fund and making any necessary modifications; managing the Fund’s expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions; coordinating the audits for the Fund; preparing financial reporting statements for the Fund; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $157,674 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2019. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2019.

Notes to Financial Statements

28   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended October 31, 2019 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$553,280,359
Proceeds from sales	10,116,035	554,392,185

The cost basis of investments (excluding Investments of Collateral for Securities on Loan) for federal income tax purposes at October 31, 2019 was as follows:

Cost basis of investments	$1,170,969,428
Gross unrealized appreciation	51,630,392
Gross unrealized depreciation	(87,654,793)
Net unrealized appreciation (depreciation)	$(36,024,401)

Note 4 – Income Taxes

For the fiscal year ended October 31, 2019, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(12,901,113)
Undistributed net investment income/(loss)	16,706,571
Accumulated net realized gain/(loss) on investments	(3,805,458)

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions for the year ended October 31, 2019 were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018
Distributions paid from:
Ordinary income	$38,246,735	$81,202,251
Long-term capital gains	21,493,844	2,348,789
Return of capital	12,299,375	—

As of October 31, 2019, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	—
Net unrealized gains/(losses)	(36,024,401)
Total accumulated earnings/(losses)	(36,024,401)
Other	(137,000)
Paid-in-capital	790,471,430
Net assets applicable to common shareholders	$754,310,029

Notes to Financial Statements

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   29

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2019.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Notes to Financial Statements

30   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2019, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2019, the Fund had no outstanding interest rate swap agreements.

As of October 31, 2019, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$3,224,543	$—

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at Value.”

For the year ended October 31, 2019, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	15,347
Written options	526

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $430.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the year ended October 31, 2019, the average borrowings under the Agreement were $279.1 million. For the year ended October 31, 2019, the average interest rate was 2.64%. As of October 31, 2019, the amount of total outstanding borrowings was $277.4 million, which approximates fair value. The interest rate applicable to the borrowings on October 31, 2019 was 1.95%.

Notes to Financial Statements

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   31

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of October 31, 2019, approximately $220.5 million of securities were on loan ($218.3 million of fixed income securities and $2.2 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 4,000,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $100.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at October 31, 2019.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	1,330	$25	$33,250,000
Series B	9/06/24	4.00%	1,330	$25	$33,250,000
Series C	9/06/27	4.24%	1,340	$25	$33,500,000
				Total	$100,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Notes to Financial Statements

32   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 70,898,658 shares outstanding at October 31, 2019. Transactions in common shares were as follows:

	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018
Beginning shares	70,872,812	70,326,448
Shares sold	—	328,462
Shares issued through reinvestment of distributions	25,846	217,902
Ending shares	70,898,658	70,872,812

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$361,420,492	$—	$361,420,492
Convertible Bonds	—	558,703,966	—	558,703,966
Bank Loans	—	47,039,646	—	47,039,646
Convertible Preferred Stocks	99,011,472	9,020,098	—	108,031,570
Common Stocks U.S.	23,253,545	—	—	23,253,545
Purchased options	3,224,543	—	—	3,224,543
Short Term Investments	33,271,265	—	—	33,271,265
Total	$158,760,825	$976,184,202	$—	$1,134,945,027

Financial Highlights

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   33

Selected data for a share outstanding throughout each year were as follows:

	Year Ended October 31,
	2019	2018	2017	2016	2015
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$10.46	$11.35	$10.73	$11.68	$13.45
Income from investment operations:
Net investment income (loss)*	0.50	0.57	0.57	0.60	0.62
Net realized and unrealized gain (loss)	0.64	(0.33)	1.19	(0.41)	(1.25)
Total from investment operations	1.14	0.24	1.76	0.19	(0.63)
Less distributions to common shareholders from:
Net investment income	(0.48)	(1.13)	(0.67)	(0.59)	(0.81)
Net realized gains	(0.31)	–	(0.08)	–	(0.02)
Return of capital	(0.17)	–	(0.39)	(0.55)	(0.31)
Total distributions	(0.96)	(1.13)	(1.14)	(1.14)	(1.14)
Premiums from shares sold in at the market offerings	–	0.00 (a)	0.00 (a)	–	0.00 (a)
Net asset value, end of year	$10.64	$10.46	$11.35	$10.73	$11.68
Market value, end of year	$10.67	$9.91	$11.59	$9.89	$10.41
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	11.75%	1.81%	17.48%	3.19%	(4.69)%
Market value	18.29%	(5.54)%	30.15%	6.72%	(16.54)%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	2.88%	2.52%	1.88%	1.74%	1.84%
Net investment income (loss)	4.77%	5.11%	5.17%	5.61%	4.90%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$754,310	$741,306	$797,968	$750,773	$817,491
Portfolio turnover rate	51%	58%	90%	34%	36%
Average commission rate paid	$0.0188	$0.0270	$0.0282	$0.0220	$0.0303
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$100,000	$100,000	$100,000	$–	$–
Notes Payable (000’s omitted)	$277,400	$288,000	$275,000	$306,000	$353,000
Asset coverage per $1,000 of loan outstanding(d)	$4,080	$3,921	$4,265	$3,454	$3,316
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$283	$282	$293	$–	$–

*Net investment income calculated based on average shares method.

(a)Amount is less than $0.005 per common share.

(b)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.29%, 1.28%, 1.24%, 1.24% and 1.50%, respectively.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

34   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

To the shareholders and the Board of Trustees of Calamos Convertible Opportunities and Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Calamos Convertible Opportunities and Income Fund (the “Fund”), including the schedule of investments, as of October 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

December 18, 2019

We have served as the auditor of one or more Calamos Advisors LLC investment companies since 2003.

Report of Independent Registered Public Accounting Firm

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   35

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees (“Board” or the “Trustees”) of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors LLC (“Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on July 9, 2019, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Fund and the Adviser were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2020, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as the Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; and the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Fund’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Fund. The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Category”) selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2019. Where available, the Board considered one-, three-, five- and ten-year performance.

The Board considered that the Fund outperformed its Category median for all periods.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

36   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and noted the Adviser’s assertion that the Adviser no longer manages sub-advisory accounts. The Board took into account that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser’s parent company and discussed its corporate structure.

The Board considered that the Fund’s total expense ratio is lower than its Expense Group median, though the Fund’s management fee rate is higher than its Expense Group median. The Board also reviewed the Fund’s expenses in light of its performance record.

Economies of Scale. The Board considered whether the Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes.

Other Benefits Derived from the Relationship with the Fund. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that while the Adviser may potentially benefit from its relationship with the Fund in ways other than the fees payable by the Fund, the Fund also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Fund and the fees payable by the Fund.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   37

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2020, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Fund hereby designates $21,493,844 as capital gain dividends for the fiscal year ended October 31, 2019.

Under Section 854(b)(2) of the Code, the Fund hereby designates $3,896,618 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2019.

Under Section 854(b)(2) of the Code, the Fund hereby designates 9.51% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2019.

38   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Trustees and Officers (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years. The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The following table sets forth each trustee’s name, year of birth, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Trustees who are interested persons of the Fund:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 2002) Term Expires 2020	25

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors, and CWM

Trustees who are not interested persons of the Fund:
John E. Neal, (1950)	Trustee (since 2002) Lead Independent Trustee (since July 2019) Term Expires 2021	25

Retired; Private investor; formerly, Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook Illinois community bank); Director, Neuro-ID (private company providing prescriptive analytics for the risk industry); Partner, Linden LLC (health care private equity) (until 2018)

William R. Rybak, (1951)	Trustee (since 2002) Term Expires 2020	25

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, JNL Investors Series Trust, and JNL Variable Fund LLC (since 2007) and Jackson Variable Series Trust (since 2018); JNL Strategic Income Fund LLC (2007-2018) (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager)

Stephen B. Timbers, (1944)	Trustee (since 2004); Lead Independent Trustee (2005-July 2019) Term Expires 2022	25	Private investor

David D. Tripple, (1944)	Trustee (since 2006) Term Expires 2021	25	Private investor; Trustee, Century Capital Management Trust (open-end mutual funds) (2004-2018)***

Virginia G. Breen, (1964)	Trustee (since 2015) Term Expires 2022	25

Private Investor; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****; Director, Bank of America/US Trust Company (until 2015); Director of Modus Link Global Solutions, Inc. (until 2013)

Lloyd A. Wennlund, (1957)	Trustee (since 2018) Term Expires 2022	25

Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004- 2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (since 2011)

*Mr. Calamos, Sr. is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Fund and an affiliate of Calamos Advisors and CFS.

**Overseeing 163 portfolios in fund complex.

***Overseeing two portfolios in fund complex.

****Overseeing five portfolios in fund complex.

*****Overseeing five portfolios in fund complex.

^The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   39

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Fund. The following table sets forth each other officer’s name, year of birth, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

John S. Koudounis, (1966)	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas E. Herman, (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since August 2019)	Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Dave Vanisko, (1968)	Treasurer (since August 2019)	Head of Fund Administration (since August 2019), Calamos Advisors; prior thereto Assistant Controller (2003-August 2019)

Robert F. Behan, (1964)	Vice President (since 2013)

President (since 2015), Head of Global Distribution (since 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Executive Vice President (2013-2015); Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of 2019 Annual Meeting

The Fund held its annual meeting of shareholders on July 9, 2019. The purposes of the annual meeting were (i) to elect two trustees, to be elected by the holders of common shares and the holders of preferred shares, to the Fund’s board of trustees for a three-year term, or until the trustee’s successor is duly elected and qualified; (ii) to elect one trustee, to be elected by the holders of the preferred shares, to the Fund’s board of trustees for a three-year term, or until the trustee’s successor is duly elected and qualified; and (iii) to conduct any other lawful business of the Fund.

Mr. Stephen B. Timbers and Mr. Lloyd A. Wennlund were nominated for reelection as trustees by the holders of the common shares and preferred shares, and Ms. Virginia G. Breen was nominated for reelection as trustee by the holders of the preferred shares, all for a three-year term until the 2022 annual meeting or until his or her successor is duly elected and qualified, and all were elected as such by a plurality vote as follows:

TRUSTEE NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
Stephen B. Timbers	67,193,988.097	1,803,424.400	—
Lloyd A. Wennlund	67,162,786.097	1,834,626.400	—
Virginia G. Breen	4,000,000	0	—

Messrs. Calamos, Neal, Tripple, and Rybak’s terms of office as trustees continued after the meeting.

About Closed-End Funds

40   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Trustees.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   41

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can serve either as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

42   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
www.calamos.com/connect

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detailed fund profiles, fund news and insightful
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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2019 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CHIANR 1790 2019

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2018	10/31/2019
Audit Fees(a)	$40,959	$36,117.18
Audit-Related Fees(b)	$15,008	$5,087.82
Tax Fees(c)	$—	$48,930.54
All Other Fees(d)	$—	$—
Total	$55,967	$90,135.54

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2018	10/31/2019
Registrant	$—	$—
Investment Adviser	$—	$2,000

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are John E. Neal, William R. Rybak, Virginia G. Breen, Stephen B. Timbers, David D. Tripple, and Lloyd Wennlund.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is led by a team of investment professionals. The Global Chief Investment Officer and Co-Portfolio Managers are responsible for the day-to-day management of the registrant’s portfolio:

John P. Calamos, Sr. is Chairman, President and Trustee of the Fund and for CALAMOS ADVISORS: Founder, Chairman and Global CIO since August 2016; Chairman and Global CIO from April to August 2016; Chairman, Chief Executive Officer and Global Co-CIO between April 2013 and April 2016; Chief Executive Officer and Global Co-CIO between August 2012 and April 2013; and Chief Executive Officer and Co-CIO prior thereto. R. Matthew Freund joined CALAMOS ADVISORS in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010. John Hillenbrand joined CALAMOS ADVISORS in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015, he was a Co-Portfolio Manager. Between August 2002 and March 2013, he was a senior strategy analyst. Nick Niziolek joined CALAMOS ADVISORS in March 2005 and has been a Co-CIO, Head of Global Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between August 2013 and September 2015 he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. Eli Pars joined CALAMOS ADVISORS in May 2013 and has been a Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 to November 2012. Dennis Cogan joined CALAMOS ADVISORS in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013, he was a senior strategy analyst. Jon Vacko joined CALAMOS ADVISORS in June 2000 and has been a Senior Co-Portfolio Manager since September 2015. Previously, he was a Co-Portfolio Manager from August 2013 to September 2015; prior thereto he was a Co-Head of Research and Investments from July 2010 to August 2013. Joe Wysocki joined CALAMOS ADVISORS in October 2003 and since March 2015 is a Co-Portfolio Manager. Previously, he was a sector head from March 2014 to March 2015. Prior thereto, he was a Co-Portfolio Manager from March 2013 to March 2014. Between February 2007 and March 2013, he was a senior strategy analyst.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2019

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	22	20,948,430,824	7	602,462,665	2,992	2,209,802,827
Eli Pars	18	19,428,325,425	7	602,462,665	2,327	1,745,990,377
John Hillenbrand	19	11,936,190,360	7	602,462,665	2,992	2,209,802,827
Jon Vacko	19	11,936,190,360	7	602,462,665	2,992	2,209,802,827
R. Matthew Freund	13	10,219,327,480	1	236,209,807	2,322	1,700,916,332
Joe Wysocki	11	9,923,291,097	4	586,193,466	2,190	1,108,757,767
Nick Niziolek	10	6,865,778,886	6	366,252,858	2,078	888,330,672
Dennis Cogan	10	6,865,778,886	6	366,252,858	2,078	888,330,672

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2019

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	285,877,403	0	—	0	—
Eli Pars	2	285,877,403	0	—	0	—
John Hillenbrand	2	285,877,403	0	—	0	—
Jon Vacko	2	285,877,403	0	—	0	—
R. Matthew Freund	0	—	0	—	0	—
Joe Wysocki	0	—	0	—	0	—
Nick Niziolek	2	285,877,403	0	—	0	—
Dennis Cogan	2	285,877,403	0	—	0	—

(a)(2) Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients. A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) As of October 31, 2019, John P. Calamos, Sr., our Global CIO, aside from distributions arising from his ownership from various entities, receives all of his compensation from Calamos. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. His target bonus is set at a percentage of the respective base salary. Similarly, Mr. Calamos is eligible for a Long-Term Incentive (“LTI”). The LTI program at Calamos currently consists of two types of awards: (1) Mutual Fund Incentive Awards for investment professionals and (2) Phantom Equity Incentive Awards for non-investment professionals.

As of October 31, 2019, R. Matthew Freund, John Hillenbrand, Nick Niziolek, Eli Pars, Jon Vacko, Dennis Cogan, and Joe Wysocki receive all of their compensation from Calamos. These individuals each receive compensation in the form of an annual base salary, a bonus (payable in cash) and are eligible for LTI awards. Each of these individuals is also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. The LTI program at Calamos for investment professionals is a Mutual Fund Incentive Award with amounts deemed to be invested in one or more funds. “Funds” mean mutual funds, ETFs or private funds managed by Calamos or a subsidiary of Calamos.

The amounts paid to all Co-Portfolio Managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Co-Portfolio Managers' compensation structure does not differentiate between the Funds and other accounts managed by the Co-Portfolio Managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the Co-Portfolio Managers. Portfolio performance is utilized as one factor in determining the annual discretionary bonus, as well as overall performance of Calamos.

(a)(4) As of October 31, 2019, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	$100,000 - $500,000
Dennis Cogan	None
Nick Niziolek	None
John Hillenbrand	None
Eli Pars	None
Jon Vacko	None
Joe Wysocki	None
R. Matthew Freund	None

(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Securities Lending Activities

(1) Gross income from securities lending activities: $0

(2) Fees and/or compensation for:

Any share of revenue generated by the securities lending program paid to the securities lending agent: $0

Rebates paid to borrower: $0

(3) Aggregate fees and/or compensation $0

(4) Net income from securities lending activities: $0

(b) Under the terms of an Amended and Restated Liquidity Agreement (the “Agreement”) with State Street Bank and Trust Company (“SSB”), all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the Agreement. Any amounts credited against borrowings under the Agreement would count against the Fund's leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the Agreement and will cause the amount drawn under the Agreement to increase in an amount equal to the returned collateral. The Fund is obligated to make payment to the entity in the event SSB is unable to return the value of the collateral. The Fund would continue to be entitled to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call a loan and obtain the securities loaned at any time.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Convertible Opportunities and Income Fund

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 27, 2019

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 27, 2019

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 27, 2019